Exhibit 24(d)
OMNIBUS POWERS OF ATTORNEY
September 15, 2021
Each person whose signature appears below authorizes each of Nigel Crawford, Estelle Diggin, and Nicolas Papaioannou or any of them as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities including, without limitation, in his or her capacity as a director of the applicable registrant listed on Schedule A hereto, a Registration Statement on Form S-3 and any amendments, including post-effective amendments, with all the exhibits thereto, and all other documents in connection therewith, as applicable, with the Securities and Exchange Commission, necessary or advisable to enable the registrants to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, which amendments may make such changes in such registration statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things, whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

This Omnibus Powers of Attorney also applies to situations where an attorney also acts as a counterparty (Selbsteintritt) of the registrant listed on Schedule A or as a representative of the registrant listed on Schedule A.

This Omnibus Powers of Attorney may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the date first written above.

[Balance of Page Intentionally Blank]

IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the date first written above.

/s/ Coen Van Beek
Coen Van Beek, acting as Director of Turlock B.V.

/s/ Alexis Hubert
Alexis Hubert, acting as Director of Turlock B.V.

/s/ Martinus Wijnen
Martinus Wijnen, acting as Director of Turlock B.V.

/s/ Craig Arnold
Craig Arnold, acting as Principal Executive Officer of Turlock B.V.

/s/ Thomas B. Okray
Thomas B. Okray, acting as Principal Financial Officer of Turlock B.V.

/s/ Daniel R. Hopgood
Daniel R. Hopgood, acting as Principal Accounting Officer of Turlock B.V.

[Signature Page to Omnibus Powers of Attorney for Dutch Entity (Turlock B.V.)]

Schedule A – Registrants
Turlock B.V.

TURLOCK B.V.
(the "Company")

CERTIFICATE

The undersigned, Martinus Wijnen, as Director of the Company, DOES HEREBY CERTIFY THAT the resolutions attached as Annex A hereto are true and correct copies of the resolutions excerpted from the Unanimous Written Consent of the Board of Directors of the Company (the “Consent”); and such Consent was duly adopted on the date set forth in Annex A, and the resolutions therein are in full force and effect on the date hereof.

WITNESS my hand and the seal of the Company this 15th day of September 2021.

/s/ Martinus Wijnen
Martinus Wijnen
Director

ANNEX A

Excerpt from the Unanimous Written Consent
of the Board of Directors of Turlock B.V.
on September 15, 2021

The Company hereby grants power of attorney to each of Nigel Crawford, Estelle Diggin and Nicolas Papaioannou, and to each director or manager of the Company, each of the Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer of the Company as set forth on the Company's signature page to the Shelf Registration Statement or any other officers of the Company acting at the direction of any such foregoing officer (each an "Authorised Person"), to individually perform the acts referred to in the resolution set out in resolution (b) above in the Company's name.

A-1